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                                                                    EXHIBIT 10.2

                                      IXIA

                           DIRECTOR STOCK OPTION PLAN



                               SECTION I. PURPOSE

        The purpose of this Ixia Director Stock Option Plan (this "Plan") is to provide an incentive which will motivate and reward "Outside Directors" of the Company and promote the best interests and long-term performance of the Company by encouraging the ownership of the Company's stock by such "Outside Directors." None of the options granted pursuant to this Plan will qualify as an Incentive Stock Option ("ISO"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


                         SECTION II. CERTAIN DEFINITIONS

        A. "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

        B. "Board" or "Board of Directors" means the Board of Directors of the Company.

        C. "Common Stock" means the shares of the Common Stock, without par value, of the Company.

        D. "Committee" means the Committee appointed by the Board in accordance with Section IX.C. of the Plan, if one is appointed.

        E. "Company" means Ixia, a California corporation, or any successor thereto.

        F. "Disability" means the inability of a Participant to perform his or her duties as an Outside Director by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        G. "Fair Market Value," as of a given date, means the fair market value of one share of Common Stock, determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or on a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the fair market value per share shall be the closing sales price (or the closing bid price, if no sales were reported) on such exchange or system on the date of grant of the Option (or, if the date of grant is not a trading day, on the last trading day preceding the date of grant), as such closing sales price (or closing bid price) is reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

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               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the last trading day preceding the date of grant on which there were such reported prices) as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

               (iii) If there is no public market for the Common Stock, the fair market value per share shall be determined by the Board in good faith.

        H. "Outside Director" means a person who is a member of the Board of Directors but who is not an employee of the Company or any subsidiary of the Company.

        I. "Participant" means an Outside Director who is granted a stock option hereunder.

        J. " Plan" means this Ixia Director Stock Option Plan.


                               SECTION III. STOCK

        The maximum aggregate number of shares of Common Stock which may be sold under this Plan is 200,000. If an option expires or is terminated or surrendered without having been fully exercised, the unpurchased shares of Common Stock subject to the option shall again be available for the purposes of this Plan.


                             SECTION IV. ELIGIBILITY

        Stock options may be granted under the Plan only to Outside Directors. All options shall be automatically granted in accordance with the terms set forth in Section V hereof.


                            SECTION V. STOCK OPTIONS

        A. GRANT OF STOCK OPTIONS UPON INITIAL ELECTION AS AN OUTSIDE DIRECTOR. Each Outside Director shall automatically be granted an option to purchase 10,000 shares of Common Stock on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or through appointment by the Board; PROVIDED, HOWEVER, that a director who is an employee of the Company and who ceases to be an employee but remains a director shall not be granted such an option.

        B. GRANT OF STOCK OPTIONS UPON RE-ELECTION AS AN OUTSIDE DIRECTOR. Each Outside Director shall automatically be granted an option to purchase 5,000 shares of Common Stock on the date of each annual meeting of the shareholders of the Company, commencing with the Company's 2001 annual meeting of shareholders, at which the Outside Director is re-elected as a director of the Company, provided that such Outside Director has been a director of the Company for at least six months preceding the date of the annual meeting.


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        C. OPTION PRICE. The purchase price of the Common Stock under each option granted hereunder shall be 100% of the Fair Market Value of the Common Stock on the date of the grant of the option.

        D. TERM AND EXERCISE OF OPTIONS. The term of each option shall be seven years from the date of grant thereof. Each option will vest and become exercisable in four equal quarterly installments commencing on the last day of the calendar quarter in which the option is granted and continuing on the last day of each of the three calendar quarters thereafter as long as the optionee continues to serve as an Outside Director on such dates; PROVIDED, HOWEVER, that except as provided in Subsection V.F. of this Section, no option may be exercised at any time unless the Participant is then an Outside Director and has been so continuously since the granting of the option. An option may not be exercised for a fraction of a share.

        E. NON-TRANSFERABILITY OF OPTIONS. Each option granted under the Plan shall by its terms be non-transferable by the Participant other than by will or the laws of descent and distribution. An option may be exercised, during the lifetime of the Participant, only by the Participant.

        F. TERMINATION OF SERVICE. If a Participant voluntarily or involuntarily terminates his or her service as an Outside Director for any reason other than death or Disability, the Participant may exercise any option held by such Participant at any time within three months after the date of such termination, but only to the extent that the Participant was entitled to exercise the option on the date of termination. In no event shall an option be exercisable after the expiration of the term of the option. Any option not so exercised shall expire. If a Participant's service as an Outside Director is terminated by reason of death or Disability, the Participant, or the Participant's personal representative if the Participant has died, may exercise any or all of the Participant's unexercised unexpired options, provided such exercise occurs within 12 months after the date of the Participant's death or termination of service as a result of Disability but not after the expiration of the term of the option.

        G. PAYMENT OF OPTION EXERCISE PRICE. The purchase price is to be paid in full upon exercise of an option, either (i) in cash, (ii) by check, (iii) in shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate cash exercise price of the option being exercised, (iv) consideration received by the Company under a cashless exercise program acceptable to the Company in connection with the Plan, or (v) by any combination of the payment methods specified in the foregoing clauses (i), (ii) and (iii); PROVIDED, HOWEVER, that shares of Common Stock tendered in payment must be shares owned by the Participant and registered in the Participant's name and may not include shares of Common Stock acquired by the Participant through the exercise of an option granted less than six months prior to the date of exercise of the option being exercised.

        H. OPTION AGREEMENTS. Options shall be evidenced by written option agreements in such form as the Board shall approve.


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        I. PRO RATA ALLOCATION. In the event that the options to be granted under the Plan on a specific grant date would exceed the number of shares then available for grant hereunder, the shares available for grant shall be allocated on a pro rata basis among the Outside Directors who are entitled to be granted options on such grant date.

        J. PROCEDURE FOR EXERCISE. An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section V.G. of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares to be issued upon exercise of the option, notwithstanding the exercise of the option. A share certificate for the number of shares acquired upon exercise of an option shall be issued promptly after such exercise; PROVIDED, HOWEVER, that if the shares are covered by a registration statement under the 1933 Act or can otherwise be issued without a legend restricting their transfer, the Participant may direct that the shares be issued and delivered by electronic transfer to a securities account maintained in the Participant's name. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section VI of the Plan.

               Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of shares as to which the option is exercised.


                          SECTION VI. ADJUSTMENTS UPON
                     CHANGES IN CAPITALIZATION, DISSOLUTION,
                        LIQUIDATION, MERGER OR ASSET SALE

        A. CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, or which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the exercise price per share of each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination or reclassification or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock issued without receipt of consideration by the Company; PROVIDED, HOWEVER, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into


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or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option. Without limiting the generality of the foregoing, no adjustment shall be made to the number of shares subject to the automatic grant provisions of Sections V.A. and V.B. of the Plan as a result of any changes in capitalization as described in this Section VI.A.

        B. DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE. In the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, the Board shall declare that all options outstanding under the Plan shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given by the Company to all Participants, unless such 30-day period is waived by all Participants, and shall give each Participant the right to exercise his or her option or options granted hereunder as to all or any part of the shares subject thereto, including shares which have not vested at such time, until the date of termination of the options.

        C. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issuable on account of any action described in this Section VI, and the aggregate number of shares covered by an option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action.


                      SECTION VII. AMENDMENT OR TERMINATION

        A. AMENDMENT OR TERMINATION. Unless this Plan shall have been earlier terminated as hereinafter provided, this Plan shall terminate, and no stock option shall be granted hereunder, ten years from the date of adoption of the Plan by the Board. The Board of Directors may, at any time prior to the date that is ten years after the adoption of the Plan by the Board, (i) terminate this Plan or (ii) make such amendments to or modifications of the Plan as the Board may deem advisable; PROVIDED, HOWEVER, that, if approval by the shareholders of the Company of any amendment is required to comply with the requirements of Rule 16b-3 promulgated under the 1933 Act or any other applicable law, regulation or stock exchange or market system rule or requirement, such amendment shall be subject to shareholder approval in such manner and to such a degree as may be so required.

        B. EFFECT OF AMENDMENT OR TERMINATION. Any amendment or termination of the Plan shall not affect any options already granted under the Plan. Such options shall remain in full force and effect as if the Plan had not been so amended or terminated.


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                            SECTION VIII. WITHHOLDING

               The grant of options hereunder and the issuance of shares pursuant thereto is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law and from any compensation payable to an Outside Director, any taxes the Company determines that it is required to withhold under federal, state or local law as a result of such grants or the issuance of shares pursuant thereto. To the extent that such compensation, if any, is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require an Outside Director, as a condition to issuance of such Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make arrangements satisfactory to the Company to enable it to satisfy its withholding obligations under federal, state and local law.


                            SECTION IX. MISCELLANEOUS

        A. RIGHTS TO CONTINUED SERVICE. Nothing in this Plan or in any option granted pursuant to this Plan shall confer on any individual any right to continue as an Outside Director.

        B. INVESTMENT UNDERTAKINGS. Until and unless the issuance of shares of Common Stock pursuant to this Plan shall have been registered pursuant to the 1933 Act and applicable state securities laws, each Participant acquiring shares of Common Stock under this Plan may be required, as a condition precedent to such issuance, to execute and deliver to the Company a letter or certificate containing such investment representations, agreements restricting sale (including, without limitation, provision for stop transfer orders and restrictive legend on stock certificates) and confirmation of other relevant facts to support any exemption from the registration requirements under the 1933 Act and such state securities laws on which the Company intends to rely, all as shall be deemed reasonably necessary by counsel for the Company and in such form as such counsel shall determine.

        C. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Board or its Committee shall have the authority to make all determinations deemed necessary or advisable for the administration of the Plan; PROVIDED, HOWEVER, that the Board or its Committee shall have no discretion to determine the selection of persons to whom options will be granted, the frequency of option grants, the number of shares subject to option grants (except in accordance with Section V.I. hereof), the exercise prices of options or any other material terms of options. All decisions and determinations of the Board or its Committee with respect to the Plan shall be final and binding.


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                     SECTION VIII. EFFECTIVENESS OF THE PLAN

        This Plan will be effective upon its adoption by the Board of Directors, subject, however, to its approval by the shareholders of the Company within 12 months after the date on which the Plan is adopted by the Board of Directors. Such approval shall be given at a regular meeting of the shareholders of the Company or at a special meeting of the shareholders duly called and held for such purpose, or by written consent of the shareholders in accordance with applicable law. Grants of options made prior to shareholder approval of the Plan shall be subject to the obtaining of such approval and, if such approval is not obtained as aforesaid, such grants shall not be effective for any purpose.




                                      * * *


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                            CERTIFICATE OF SECRETARY



        The undersigned Secretary of Ixia, a California corporation (the "Company"), hereby certifies that the foregoing is a true and correct copy of the Company's Director Stock Option Plan as adopted by the Board of Directors of the Company on September 1, 2000 and as approved by the shareholders of the Company on September 1, 2000.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary on the date set forth below.



        Date:  September 1, 2000                   /S/ RONALD W. BUCKLY
                                            ----------------------------------
                                            Ronald W. Buckly, Secretary



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                                      IXIA

                           DIRECTOR STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


        Ixia, a California corporation (the "Company"), hereby grants to _______________ ______________________ (the "Optionee") an option (the "Option")
to purchase a total of ____________________________________ (_________) shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's Director Stock Option Plan (the "Plan"), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

        1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is NOT intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

        2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of ______________, and it may not be exercised later than ______________.

        3. OPTION EXERCISE PRICE. The Option exercise price is $_________ per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option is granted.

        4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

               (a) RIGHT TO EXERCISE. This Option shall vest and become exercisable, cumulatively, in four (4) equal installments of _______________________ (______) Shares commencing on the last day of the calendar quarter during which this Option is granted, with an additional installment vesting on the last day of each of the three (3) calendar quarters thereafter as long as the Optionee remains an Outside Director.

               (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if

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required by the Company. Payment of the purchase price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate purchase price of the Shares being purchased, or any combination of such consideration and methods of payment. The purchase price may also be paid by consideration received by the Company under any cashless exercise program acceptable to the Company in connection with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement, and/or as required under applicable law.

               (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        5. TERMINATION OF STATUS AS AN OUTSIDE DIRECTOR.

               (a) If the Optionee ceases to serve as an Outside Director for any reason other than death or Disability, the Optionee shall have the right to exercise this Option at any time within three months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent this Option is not exercised within such three-month period, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

               (b) If the Optionee ceases to serve as an Outside Director due to death or Disability, the Optionee (or the personal representative of the Optionee if the Optionee has died) shall have the right to exercise this Option at any time within 12 months after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within such 12-month period, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

        6. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        7. CONTINUATION AS A DIRECTOR. This Option shall not confer upon the Optionee any right to continue or be nominated as a director of the Company or any of its subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.


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        8. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

        9. THE PLAN. This Option is subject to, and the Company and the Optionee agrees to be bound by, all of the terms and conditions of the Company's Director Stock Option Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder.


Date:                                   Ixia, a California corporation
     ----------------------------


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


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        The Optionee acknowledges receipt of a copy of the Ixia Director Stock
Option Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or its committee upon any questions arising under the Plan.



Date:
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                                        Signature of Optionee


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                                        Address


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                                        City             State          Zip Code



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